March 22, 2021 Investor Update

Disclaimer 2 IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. Financial information contained in this presentation is unaudited. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements include projections, estimates and assumptions about various matters including our addressable markets; the impact of the Flexiti acquisition on us, including our expectations for loan balances and originations and our belief that our enhanced product set will meet the needs of our customers, adapt to shifts in the regulatory environment and create value for our stockholders; estimated 2021 net revenue and adjusted EBITDA and 2021 and 2022 GSY P/E multiples; expected growth in Verge Credit; estimated proceeds of the Katapult transaction; the first quarter 2021 outlook for loan balances, net charge offs, revenue and profitability; our debt capitalization and liquidity position; excepted 2021 average quarterly run rate for operating expenses. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including the inability of the parties to the Katapult transaction to successfully or timely consummate the proposed transaction; failure to realize the anticipated benefits of the Flexiti or Katapult transactions; risks relating to the uncertainty of projected financial information; the effects of competition on the combined company’s future business; our ability to attract and retain customers; market, financial, political and legal conditions; the impact of COVID-19 pandemic on the combined company’s business and the global economy; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties that could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers as well as other factors discussed in our filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that we presently do not know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason. NOTE: On March 10, 2021, CURO completed its previously announced acquisition of Flexiti. Throughout this presentation, we refer to addressable markets, customers we serve and growth opportunities after close of this transaction. Non-GAAP Financial Measures In addition to the financial information prepared in conformity with U.S. GAAP, we provide in this presentation certain “non-GAAP financial measures,” including: Adjusted Net Income (Net Income from continuing operations minus certain non-cash and other adjusting items); Adjusted Earnings Per Share (Adjusted net income divided by diluted weighted average shares outstanding); Adjusted EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); Gross Combined Loans Receivable (includes loans originated by third-party lenders through CSO programs which are not included in our consolidated financial statements); and Adjusted Return on Average Assets. Such measures are intended as a supplemental measure of the Company’s performance that are not required by, or presented in accordance with, GAAP. The Company presents Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets because it believes that, when viewed with the Company’s GAAP results and the accompanying reconciliation, such measures provide useful information for comparing the Company’s performance over various reporting periods as they remove from the Company’s operating results the impact of items that the Company believes do not reflect its core operating performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets are not substitutes for net earnings, cash flows provided by operating activities or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets. Although the Company believes that Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets can make an evaluation of its operating performance more consistent because they remove items that do not reflect its core operations, other companies in the Company’s industry may define Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets differently than the Company does. As a result, it may be difficult to use Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets to compare the performance of those companies to the Company’s performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets should not be considered as measures of the income generated by the Company’s business or discretionary cash available to it to invest in the growth of its business. The Company’s management compensates for these limitations by reference to its GAAP results and using Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets as supplemental measures. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within Exhibit 99.1 on Form 8-K filed on February 4, 2021, slides 18-19 and within the Supplemental Tables to the CURO Q4 2020 Conference Call at https://ir.curo.com/events-and-presentations.

3 Company Introduction

CURO: Powering Financial Innovation for Consumers 4 SERVING THE EVOLVING NEEDS OF THE FINANCIAL CONSUMER Differentiated, omni-channel platforms, with balanced store / online mix Recession-resilient business – strong financial position and diversified funding sources Flexiti acquisition expands growth opportunities Experienced management and flexible platform allows for quick product transitions Proprietary credit decisioning models, with a 20+ year track record of profitability across credit cycles Multi-faceted marketing approach and sophisticated customer analytics Strong competitive position in attractive and stable markets

CURO at a Glance 5 Canada Lending Business Cash Money and LendDirect focus on non-prime open-end loans since 2018 in 202 stores in seven provinces and online in five provinces Completed acquisition of Flexiti, an emerging growth Canadian point-of-sale / buy-now-pay-later provider, allowing us to access the full spectrum of Canadian consumers U.S. Lending Business Online in 34 states; 210 stores in 14 states Market leader in revenue in fragmented non-prime market with diverse product set Expanding footprint with Verge Credit Card and Ancillary Products Revolve mobile app-enabled virtual checking account with FDIC-insured deposits allows customers to build banking history; Opt+ reloadable debit card 415,000 active accounts card programs as of December 2020 with over $6 million of TTM revenue Payment protection insurance in Canada Strong and Expanding Portfolio of Brands Business Overview Founded in 1997, CURO is a tech-enabled, multi-channel and multi-product consumer finance company serving a wide range of non-prime and prime consumers in the U.S. and Canada, and a market leader in the industry based on revenues Investment in Katapult 47.7% ownership of Katapult, a rapidly growing and profitable virtual lease-to- own platform for online, brick and mortar and omni-channel retailers Katapult announced agreement in December to merge with FinServ, a SPAC; Value to CURO as of March 19, 2021 of cash and retained shares >$450 million

CURO covers all bases for how consumers access credit in the U.S. and Canada CURO is a Full-Spectrum Consumer Lender 6 21% 15% Direct Store / Branch Online & Mobile Card Credit card / Debit card Point-of-Sale Omni-channel POS financing Consumer Credit Access U.S. Brand(s) Canada Brand(s) 6%

CURO GROUP HOLDINGS CORP

# CURO's Place in the Alternative Financial Product Market

*CURO's* non-prime lending businesses participate in large and growing markets; Revolve operates in the challenger-bank space and is focused on customers who already use our lending products

| | 2020 Revenue | Key Competitors | Addressable Market |
|---|---|---|---|
| Canada Lending Business: CASHMONEY, LENDDIRECT | $208.9 Million | easyfinancial goeasy; Money Mart | Total installment loan market estimated at ~C$175 billion; a third of Canada's 30 million active consumers have "below-prime" credit scores (1) |
| U.S. Lending Business: Speedy Cash, Rapid Cash, AvíoCredit, vergecredit, Stride Bank | $638.5 Million | enova, Elevate, OPORTUN, AdvanceAmerica, Check n Go | US Unsecured personal loan balances in the US of $156 billion result in an estimated addressable market of ~$47 billion (1,2) |
| revolve FINANCE | Over 23,000 Active Accounts | chime, N26 US, R, SIMPLE | Challenger banks in U.S. lag other countries, but use is rapidly expanding (3)<br>Recent valuations at $500-$1,000 per active account |

(1) TransUnion's consumer credit database as of June 30, 2020
(2) Based on TransUnion's estimated average balances of $4,200 for subprime and $6,800 for near prime consumers
(3) Deloitte publication "The DNA of Digital Challenger Banks," Q3 2020

7

Drive Channel, Product and Geographic Diversification 8 Annual Revenue ($ millions) Focused Branch Development In U.S.  Company founded with first location in Riverside, California  Launched analytical brand marketing  Expanded into additional states Channel, Product and Geographic Diversification and Development of Omni-channel Platform  Began offering installment and open-end loans  International expansion to Canada  Built leading online and omni-channel platform Further Broad Product Diversification and Brand Development and Market Focus Revision  Major open-end loan expansion in Canada  Mobile-optimized sites and apps  Investment in new products including Verge, Revolve, Katapult and Flexiti  Navigated COVID-19 while creating significant long-term value 2018 – Present1997 – 2007 2008 – 2017 $ $200 $400 $600 $800 $1,000 $1,200 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 COVID-19 impact on loan demand

$86.5 $43.8 $201.6 $186.3 $30.5 $55.6 $22.7 $312.2 $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 December 31, 2016 December 31, 2020 U.S. Installment U.S. Open-End Single-Pay Canada Open-End Evolving Geographic and Product Mix 9 Loan Balances $ ($ in millions) Product evolution allows CURO to meet the changing needs and preferences of our customers and adapt to shifts in the regulatory environment – over 2/3 of loan balances will be in Canada pro forma for Flexiti acquisition Loan Balances % $341 $598 25.3% 7.3% 59.1% 31.2% 8.9% 9.3% 6.6% 52.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% December 31, 2016 December 31, 2020 U.S. Installment U.S. Open-End Single-Pay Canada Open-End

$35.5 $59.3 $291.4 $120.4 $399.9 $413.0 $66.9 $134.4 $1.1 $120.2 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 2016 Revenue 2020 Revenue Ancillary Single-Pay U.S. Installment U.S. Open-End Canada Open-End Evolving Geographic, Channel and Product Mix 10 Mix has shifted towards Open-End loans and Canada matching customer preference and reducing regulatory risk $795 $847 60.1% 39.9%Online Store 13.0% 87.0% Online Store ($ in millions) Product Revenue $ Product Revenue % Revenue Channel as % of Total U.S. TTM 12/31/20 Canada TTM 12/31/20 4.5% 7.0% 36.7% 14.2% 50.3% 48.7% 8.4% 15.9% 0.1% 14.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2016 Percent of Total 2020 Percent of Total Ancillary Single-Pay U.S. Installment U.S. Open-End Canada Open-End

Canadian Alternative Product Mix Shift Creates Value  CURO’s Open-End product is unique in the Canadian market  Multi-payment loans regulated at the national level  Prescribed APRs result in maximum yield of approximately 47%  Optional third-party loan protection insurance product for multi-payment loans (LPP) – Covers up to six months of payments up to $2,000 for job loss or disability – Approximately 64% of customers buy LPP – Customers have benefited particularly during COVID 11 CURO Provides Product Leadership Sustained and Diversified Loan Portfolio Growth Revenue Mix Shift ($ in millions, USD) ($ in millions, CAD) $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Open End Single Pay Unsecured Installment $0 $50 $100 $150 $200 $250 2015 2016 2017 2018 2019 2020 Open End Single Pay Unsecured Installment Ancillary

Comparative Value in Canadian Alternative Lending Market 12 CURO’s Alternative Lending Business In Canada Has Been Resilient Through COVID-19 Impacts (US $ in millions) Only two competitors at comparable scale Best direct comparable company is goeasy Ltd (TSX:GSY) Stable, federally-defined regulatory market for multi-payment loans = higher multiples than U.S. peers CURO’s Open-end loans reach both sub-prime and near-prime customers (1) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics on slide 35. (2) Estimates based on company forecasts; Canada Adjusted EBITDA calculated as segment operating income plus $5 million of Depreciation and Amortization, $5 million of interest expense in 2021 and any foreign currency exchange rate impacts. Estimates exclude the impact of the Flexiti acquisition. (3) FactSet consensus estimates for goeasy’s Adjusted EPS as of March 16, 2021 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2018 2019 2020 2021E Net revenue Adj. EBITDA GSY share price = $131.39 (CAD 3/16/21) Canadian Competitor GSY P/E Multiples (1) (2)(1)(1) 14.6x 12.6x 0x 4x 8x 12x 16x 2021E 2022E EPS (3) $9.00 $10.39

13 Market Overview

The U.S. Personal Loan Market is Large and Growing (1) TransUnion’s consumer credit database (2) Based on TransUnion’s estimated average balances of $4,200 for subprime and $6,800 for near prime consumers U.S. Consumer Credit Balances at December 31, 2020 (1) U.S. Unsecured Personal Loan Balances and Consumers (1) U.S. Unsecured Personal Loan Market (1) $10,029 $1,447 $1,326 $740 $319 $148 $120 Mortgage Student loan Auto Bankcard HELOC Unsecured personal loan Private label ($ in billions) $49 $148 10.3 19.2 0 5 10 15 20 25 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 4Q10 4Q17 4Q18 4Q19 4Q20 Balance ($ B) Number of Consumers (M) Risk Distribution – U.S. Consumers with Unsecured Personal Loans (1) 13.9% 19.1% 25.1% 23.2% 18.8% Super prime Prime plus Prime Near prime Subprime  Unsecured personal loan balances increased at a CAGR of 11.7%, growing from $49 billion at Q4 2010 to $148 billion at Q4 2020  19.2 million unsecured personal loan consumers at Q4 2020 compared to 10.3 million at Q4 2010 (CAGR of 6.4%)  Non-prime customers account for ~42% of unsecured personal loan consumers, or ~8.1 million consumers at Q4 2020  We estimate the U.S. addressable non-prime unsecured personal loan market opportunity at ~$45 billion (2) (As of December 2020) 14

# Large Addressable U.S. Market Remains Underserved

## Large Total Addressable Market

- Over 100 million potential underbanked borrowers [1]
- 39% of American adults could not cover an emergency expense of $400 without assistance [2]

## Favorable Customer Trends

- 80% of respondents in a 2018 study bank online at least monthly and 71% conduct transactions using a mobile banking app [3]
- Preference for installment and open-end loan products
  - Funded online installment loans have increased over 600% since 2014 vs. online single-pay loans which have increased approximately 100% [4]

## Providers of Credit to U.S. Population by FICO Band [5]


21.8%
> 800
20.2%
750–799
16.2%
700–749
13.0%
650–699
9.6%
600–649
8.1%
550–599
6.8%
500–549
4.2%
< 500
Banks
Specialized consumer lenders
Credit unions
Marketplace lenders
Credit cards
Broker dealers
Marketplace lenders
Specialized consumer lenders
Non-prime Credit cards

Over 100 million Americans are underserved by traditional finance companies

(1) In the U.S. (internal / Experian)
(2) May 2019 Federal Reserve System Board of Governors Report on the Economic Well-Being of U.S. Households in 2018
(3) May 2018 Deloitte global consumer survey on digital banking (filtered for U.S. only)
(4) Clarity Services Inc. 2019 Alternative Financial Services Lending Trends; 2014 indexed at 100 for comparative growth illustration; funded loan volume measure in dollars.
(5) April 2018; FICO.

15

Evolving U.S. Competitive Landscape 16 Online Only Omni-channel Near Prime Non- Prime Under- banked Branch

Only Two Competitors at Scale in Canada $1,381 $247 $101 $86 $146 Mortgage Line of Credit Installment Bankcard Auto The Canadian Alternative Financial Product Market is Similarly Attractive 17 (1) TransUnion’s consumer credit database (2) July 6, 2020 Bloomberg article “Subprime Canadian borrowers are weathering the crisis just fine” (3) Beacon Securities Limited, February 13, 2020 Canada Consumer Credit Balances at December 31, 2020 (1) Canadian Consumer Credit Market Highlights (1) Canadian Consumers by Risk Tier (1)  Consumer installment balances totaled C$101 billion at Q4 2020  Around 29% of Canada’s nearly 27 million active consumers have “below-prime” credit scores – Below-prime consumers hold about a fifth, or C$419 billion, of Canada’s total outstanding household debt (2) – Below-prime credit addressable market is estimated at ~C$200 billion (3)  Canadian market share is led by CURO’s Cash Money and Lend Direct brands as well as competitors goeasy and Money Mart (C$ in billions) (As of December 2020) Below-prime 29% Prime 15% Prime plus 17% Super-prime 39%

18 (1) Market size based on Retail Trade as determined by NAICS ex. autos, services, dining and entertainment and Stats Can (2) Canadian Payment Methods and Trends 2019 (3) Statistics Canada and Company estimates  Addressable market estimated at C$498 billion (1)  Credit cards are preferred payment method – Nearly 9 out of 10 Canadians have a credit card (2) – 60% of point-of-sale (POS) transaction value in 2018, up from 47% in 2008 (2)  Desjardins’ exit created C$2 billion origination opportunity  2020 accelerated the shift toward e-commerce  Buy-now-pay-later (BNPL) helps merchants solve affordability and drives incremental sales  Flexiti provides an omni-channel financing solution Competitive Landscape Revolving Credit / Full Lending Capabilities Transaction Based / Installment Lending e-Commerce as a % of Canadian Retail Sales (3) 0% 2% 4% 6% 8% 10% 12% J a n -1 9 F e b -1 9 M a r- 1 9 A p r- 1 9 M a y -1 9 J u n -1 9 J u l- 1 9 A u g -1 9 S e p -1 9 O c t- 1 9 N o v -1 9 D e c -1 9 J a n -2 0 F e b -2 0 M a r- 2 0 A p r- 2 0 M a y -2 0 J u n -2 0 J u l- 2 0 A u g -2 0 S e p -2 0 O c t- 2 0 Flexiti’s Monthly Origination Mix (C$ millions) Large, Growing Addressable Canadian Prime Market also with Limited Competition at Scale 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 In store Originations Online Originations Online Percentage

0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 MORTGAGE LOC AUTO BANKCARD INSTALLMENT The Consumer is Demonstrating Resiliency 19 Unit Delinquency Rate by Product in Canada (2) Percent of Balance 90+ Days Delinquent by Loan Type in U.S. (1) (1) New York Fed Consumer Credit Panel/Equifax (2) TransUnion’s consumer credit database; delinquency is defined as 60 days past due, except for Bankcard which is 90+ days past due Delinquency rates remain low in the U.S. and Canada due to government programs and lender hardship assistance 0% 2% 4% 6% 8% 10% 12% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 MORTGAGE HELOC AUTO CREDIT CARD STUDENT LOAN

20 Strategic Growth Opportunities

# Execute on New Growth Opportunities

FLEXITI

One of Canada's fastest-growing BNPL companies

Acquisition closed March 10, 2021

Combines two complementary businesses to serve prime and non-prime consumers directly or at point-of-sale (POS)

Revolving credit line for in-network at ~6,000 locations, with significant acceleration in e-commerce activity

Non-prime product expansion, including LPP insurance

Opportunity to cross-sell CURO loan products to Flexiti applicants/customers

vergecredit | Stride BANK

Unsecured Installment loans issued and funded by a bank

Launched in Q4 2019

CURO drives customer acquisition and servicing

Bank leverages CURO's proprietary decisioning platform

Significant US market expansion opportunity

Ramp up expected to drive earnings growth in 2021+

Katapult

formerly ZIBBY

Virtual lease-to-own platform for online, brick and mortar and omni-channel retailers

Significantly increases retailer sales by providing payment options for nonprime customers

Marquee brands and partners, such as Wayfair, Lenovo and Affirm

Capitalizing on shift to work- and shop-from-home

Opportunistically increased Katapult ownership to 47.7% prior to FinServ merger agreement, which positions company to go public in 1H'21

21

22 Katapult Transaction Summary Key Performance Metrics Illustrative FinServ Price per Share (1) $13.80 0% Estimated Proceeds SPAC Holder Redemption Assumption 25% Cash to CURO at closing $130 million $105 million CURO Retained Katapult Ownership Percentage 3.0 million Implied Earn-out shares received 21.8% 24.2% Current Market Value of Retained Ownership $320 million $355 million Estimated after tax gain per CURO share (2) (1) Based on FSRV closing share price on March 19, 2021. (2) Based on investment tax basis of $27.5 million, assuming 26% effective tax rate and 43.0 million fully diluted shares. For U.S. GAAP purposes, Fair Value accounting conclusion may differ from quoted market price. Example provided solely to illustrate market-based value to shareholders $7.31 $7.48 9 Months ended 9/30/19 9/30/20 Revenue $59.5 $173.8 Gross Profit $12.9 $57.3 Operating expenses $22.6 $28.2 Interest and debt extinguishment $6.6 $10.0 Net (Loss) Income ($16.3) $18.6 Originations $54.1 $142.5 CURO Retained Katapult Shares 23.3 million 25.8 million ($ in millions)

# Company Overview – Flexiti

- 2013 Founded
- C$261.0 million loan balances with 160,000 active cards as of 2/28/21
- C$3.5 billion open to buy with > 1.1 million customers
- 6,000 Merchant locations and e-commerce sites
- C$1,575 Avg. Transaction Size
- 738 / C$101k Avg. Origination Risk Score / Income


SHOP

## Key Company Highlights

- **"Apply and buy" POS/BNPL** financing platform
- Fully automated application process; transact in three minutes
- Proprietary technology supports omni-channel customer journey
- Significant acceleration of e-commerce in 2020
- Revolving credit line for in-network at ~6,000 locations and e-commerce sites

## Flexible Product Offerings

| | |
|---|---|
| Deferred Payment Option | ▪ Payments are deferred until the end of the promotional period<br>▪ Terms ranging from 3 to 24 months |
| Equal Monthly Payments | ▪ Split the purchase into equal monthly payments<br>▪ Terms ranging from 3 to 72 months |
| Regular Credit Purchase | ▪ Use the Flexiti account to make everyday purchases<br>▪ No promotional terms, pay off monthly |

23

24 One of Canada’s Fastest-Growing POS/BNPL Lenders Annual Originations (C$ in millions) $49 $182 $254 $292 $475 2017 2018 2019 2020E Q4 2020E Annualized Impressive Merchant Partners Accepting the FlexitiCard Company Overview – Flexiti

25 Company Performance During COVID-19

Operating Highlights 26 (1) Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs. (2) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included on slides 33-34 of this presentation. Customer Trends Weekly Application Volume (indexed to 3/8/20) Loan Balances (1) Balance Sheet And Credit Financial Performance ($ in millions) Transaction Mix (by week) COVID-19 Payment Assistance Provided (loan count) Cash Balances Early-stage Delinquencies Revenue Adjusted EBITDA (2) Adjusted EPS (2) $232 $269 $287 $302 $276 $257 $292 $330 $337 $383 $408 $444 $440 $344 $235 $245 $268 $251 $615 $677 $731 $743 $620 $492 $537 $598 $588 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Feb-21 Canada U.S. $83 $92 $62 $75 $139 $269 $205 $213 $235 $50 $100 $150 $200 $250 $300 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Feb-21 ($ in millions) $0 $100 $200 $300 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Revenue Net revenue ($ in millions) $0.80 $0.52 $0.71 $0.80 $0.77 $0.53 $0.27 $0.20 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 ($ in millions) $73 $54 $67 $68 $66 $51 $36 $34 10% 15% 20% 25% 30% $0 $20 $40 $60 $80 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Adjusted EBITDA Adjusted EBITDA (%) YoY Change -40% -30% -20% -10% 0% 10% 20% 0% 2% 4% 6% 8% 10% Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Early Stage Delinquencies YoY Change in Early Stage Delinquencies - 2,000 4,000 6,000 8,000 10,000 U.S. Canada 30% 40% 50% 60% 70% Internet Store 20% 60% 100% 140% 180% 220%

Customers are Managing their Finances Prudently 27 Pre-COVID financial health, lockdowns, pandemic-induced uncertainty and stimulus = low demand Weekly Loan Application Volumes (through the week ended 3/19/21, indexed to week of 3/7/20) Weekly Loan Approval Rates (through the week ended 3/19/21, indexed to week of 3/7/20) Loan Originations (through the week ended 3/19/21, indexed to week of 3/7/20) 0% 100% 200% 300% Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 2019-2020 2020-2021 0% 50% 100% 150% 200% 250% Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 2019-2020 2020-2021 40% 60% 80% 100% 120% Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 2019-2020 2020-2021

Customers are Managing their Finances Prudently (cont’d) YoY Change in Past Due AR Past Due AR % 28 Weekly Delinquent Loans as Percentage of Total (excluding Single Pay loans) -35% -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% 0% 5% 10% 15% 20% 1-30 DPD 31-60 DPD 61+ DPD YOY Change in Past Due

Q1 2021 Outlook 29 Loan balance trends (1) NCO rates remain well below historical levels (1) Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs. (2) Core expenses, adjusted earnings per share (AEPS) and adjusted earnings before interest, taxes, depreciation and amortization (AEBITDA) exclude costs incurred related to the Flexiti transaction, equity-based compensation, intangible asset amortization, earnings from our equity method investment in Katapult and certain other costs as historically defined in our Earnings Releases; Q1 2021 GAAP Diluted Earnings per Share pending Katapult earnings and finalization of certain Q1 2021 costs. (3) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included on slide 37 of this presentation. Loan Balances 2020 COVID-19 impact beginning in March 2020 Less pronounced tax season impact to date in the U.S. Stimulus and tax impact over remainder of month remains uncertain Flexiti adds > $200 million to loan balances in March 2021 Revenue Revenue affected by loan balance trends and YOY US/Canada mix shift Canada sequential increase ~5%; U.S. sequential decrease ~7% Including Flexiti, expected Q1 revenue in range of $190 - $195 million Profitability Credit performance remains strong with low net charge off rates and loan balance delinquency rates Core operating expenses in line with Q4 2020 run rates and prior guidance (3) Fully-diluted weighted average shares outstanding: ~43.4 million based on appreciation in CURO share price AEPS expected in range of $0.35 - $0.40 including modest dilution from Flexiti AEBITDA expected in range of $40 million - $45 million including modest dilution from Flexiti (1) (2) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 (E) U.S. Canada Consolidated CURO $383 $408 $444 $440 $344 $235 $245 $268 $226 $232 $269 $287 $302 $276 $257 $292 $330 $342 $206 $615 $677 $731 $742 $620 $492 $537 $598 $774 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 (E) U.S. Canada Flexiti

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Senior Notes 8.25% U.S. SPV 1-Mo LIBOR + 6.25% Flexiti Warehouse Facility 3-Mo CDOR + 4.40% Canada SPV 3-Mo CDOR + 6.75% U.S. Revolver 1-Mo LIBOR + 5.00% Canada Revolver Canada Prime Rate +1.95% Interest Rate Counterparties 2021 2022 2023 2024 2025 $695 $765 $877 $877 $977 $1,077 $1,472 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Dec-16 Dec-17 Dec-18 Dec-19 Jun-20 Dec-20 Dec-20 PF Senior Notes U.S. SPV Commitment Flexiti Warehouse Facility Commitment Canada SPV Commitment U.S. Revolver Capacity Strong Debt Capitalization and Liquidity 30 (3) Dec-20 PF commitment and capacity of $1,472 million includes actual amounts available under CURO’s legacy facilities as of December 31, 2020 plus total CAD $500 million commitments under the Flexiti Warehouse Facility as of March 10, 2021. (4) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included on slide 36 of this presentation. (5) Debt balances are reflected net of deferred interest costs; Net Debt excludes U.S. and Canada SPV debt. ($ in millions) Well-positioned Funding for Growth Supported by High-Quality Partners Strong Cash Position: Leverage Affected by COVID-19 Proven Access to Diverse Funding Sources ($ in millions) 2016 2017 2018 2019 2020 Unrestricted cash 182.9$ 153.5$ 61.2$ 75.2$ 216.8$ LTM adjusted ROAA 11.3% 11.3% 10.9% 13.2% 6.6% Debt / LTM adjusted EBITDA 3.2x 3.0x 3.7x 3.0x 4.3x Net Debt / LTM adjusted EBITDA 2.7x 2.5x 3.2x 2.6x 3.6x (1) (2) (1) The Non-Recourse U.S. SPV Facility was entered into on April 8, 2020. The Non-Recourse U.S. SPV Facility initially provided for $100.0 million of borrowing capacity, which increased to $200.0 million on July 31, 2020 following additional commitments. Interest accrues at an annual rate of one-month LIBOR (with a floor of 1.65%) plus the lesser of (i) 6.95% and (ii) the sum of (a) 6.25% on balances up to $145.5 million and (b) 9.75% on balances greater than $145.5 million. (2) The current Flexiti Warehouse Facility was entered into concurrent with the completion of CURO’s acquisition of Flexiti. Interest accrues at an annual rate of one-month CDOR (with a floor of 1.00%) plus 3.40% on Class A borrowings up to CAD $421 million, and one-month CDOR (with a floor of 1.00%) plus 9.75% on Class B borrowings up to CAD $79 million. As of March 10, 2021, the effect borrowing rate on this facility was 5.40%. (1) (2) (5) (5) (4) (3)

COVID-19 Customer Care Plan Reinforces our Commitment to Service and Responsible Lending 31 Through March 14, 2021, we have provided substantial financial support to our customers in the form of Payment Waivers, Due Date Changes and Payment Plans on over 86,000 loans or 17% of our active loans Over $6.2 million of Payments Waived on 30k accounts Over 28k Due Date Changes, and over 11k Payment Plans Cashed stimulus checks worth over $79 million free of charge saving customers approximately $1.4 million; extended to 2021 stimulus Committed $700,000 to Frontline Foods to help feed healthcare workers Waived over 400k Returned Item fees saving customers over $10.2 million

32 Appendix

CURO GROUP HOLDINGS CORP

# Historical Consolidated Adjusted EBITDA Reconciliation

($Millions)

| | Q1 2019 | Q2 2019 | Q3 2019 | Q4 2019 | Q1 2020 | Q2 2020 | Q3 2020 | Q4 2020 |
|---|---|---|---|---|---|---|---|---|
| Net Income from continuing operations | $ 28.7 | $ 17.7 | $ 28.0 | $ 29.6 | $ 36.0 | $ 21.1 | $ 12.9 | $ 4.5 |
| Provision for Income Taxes | 10.0 | 7.5 | 11.2 | 9.8 | 1.9 | 1.1 | (0.8) | 3.7 |
| Interest Expense | 17.7 | 17.0 | 17.4 | 17.7 | 17.3 | 18.3 | 18.4 | 18.7 |
| Depreciation and Amortization | 4.9 | 4.7 | 4.6 | 4.5 | 4.6 | 4.4 | 4.4 | 4.2 |
| EBITDA | $ 61.3 | $ 46.8 | $ 61.2 | $ 61.5 | $ 59.8 | $ 44.9 | $ 34.8 | $ 31.1 |
| U.K. related costs (1) | 7.8 | 0.7 | 0.3 | - | - | - | - | - |
| Loss (income) from equity method investment (2) | - | 3.7 | 1.4 | 1.2 | 1.6 | (0.7) | (3.5) | (1.9) |
| Share-based compensation (3) | 2.2 | 2.6 | 2.8 | 2.7 | 1.2 | 3.3 | 3.4 | 3.0 |
| Legal and other costs (4) | 1.8 | - | 0.9 | 2.2 | 3.2 | 0.9 | 1.4 | 2.2 |
| Canada GST adjustment (5) | - | - | - | - | - | 2.2 | - | - |
| Other Adjustments (6) | (0.2) | (0.2) | 0.5 | (0.1) | - | 0.6 | 0.0 | (0.0) |
| Adjusted EBITDA | $ 72.9 | $ 53.7 | $ 67.1 | $ 67.5 | $ 65.8 | $ 51.1 | $ 36.1 | $ 34.3 |
| Adjusted EBITDA Margin | 26.2% | 20.3% | 22.6% | 22.3% | 23.4% | 28.0% | 19.8% | 17.0% |

(1) U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $1.2 million for other costs.

(2) The income from equity method investment for the year ended December 31, 2020 of $4.5 million includes our share of the estimated GAAP net loss or income of Katapult. We recognize our share of Katapult's income or loss on a two-month lag using the equity method of accounting with a corresponding adjustment to the carrying value of the investment. For the fourth quarter of 2020, we recognized 42.5% of Katapult's income or loss through October 31, 2020. For the year ended December 31, 2019, $6.3 million includes (a) our share of the estimated GAAP net loss of Katapult and (b) a $3.7 million market value adjustment recognized during the second quarter of 2019 as a result of an equity raising round from April through July of 2019 that implied a value per share less than the value per share raised in prior raises.

(3) The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period.

(4) Legal and other costs for the year ended December 31, 2020 included (i) costs for certain litigation and related matters of $2.4 million, (ii) legal and advisory costs related to the Katapult and Flexiti transactions of $2.7 million, and (iii) severance costs for certain corporate employees of $0.5 million. Legal and other costs for the year ended December 31, 2019 include (i) $1.8 million due to eliminating 121 positions in North America in the first quarter, (ii) costs related to certain securities litigation and related matters of $2.5 million, (iii) legal and advisory costs of $0.3 million related to the repurchase of shares from FFL and (iv) $0.3 million of legal and advisory costs related to the purchase of Ad Astra.

(5) The Company received a Notice of Adjustment from Canadian tax authority auditors in the second quarter 2020 related to the treatment of certain expenses in prior years for purposes of calculating the GST due.

(6) Other adjustments include the intercompany foreign exchange impact.

33

# Historical Consolidated Adjusted Net Income Reconciliation

($Millions)

| | Q1 2019 | Q2 2019 | Q3 2019 | Q4 2019 | Q1 2020 | Q2 2020 | Q3 2020 | Q4 2020 |
|---|---|---|---|---|---|---|---|---|
| Net Income from continuing operations | $ 28.7 | $ 17.7 | $ 28.0 | $ 29.6 | $ 36.0 | $ 21.1 | $ 12.9 | $ 4.5 |
| Legal and other costs (1) | 1.8 | - | 0.9 | 2.2 | 1.1 | 0.9 | 1.4 | 2.2 |
| U.K. related costs (2) | 7.8 | 0.7 | 0.3 | - | - | - | - | - |
| Loss (income) from equity method investment (3) | - | 3.7 | 1.4 | 1.2 | 1.6 | (0.7) | (3.5) | (1.9) |
| Share-based compensation (4) | 2.2 | 2.6 | 2.8 | 2.7 | 3.2 | 3.3 | 3.4 | 3.0 |
| Intangible asset amortization | 0.8 | 0.8 | 0.7 | 0.6 | 0.7 | 0.8 | 0.8 | 0.7 |
| Canada GST adjustment (5) | - | - | - | - | - | 2.2 | - | - |
| Income tax valuations (6) | - | - | - | - | - | (3.5) | - | - |
| Impact of tax law changes (7) | - | - | - | - | (9.1) | - | (2.1) | - |
| Cumulative tax effect of adjustments (8) | (3.3) | (1.1) | (1.2) | (1.4) | (1.3) | (1.9) | (1.4) | 0.1 |
| Adjusted net income from continuing operations | $ 38.0 | $ 24.4 | $ 32.9 | $ 34.8 | $ 32.2 | $ 22.2 | $ 11.3 | $ 8.6 |
| | | | | | | | | |
| Net income from continuing operations | $ 28.7 | $ 17.7 | $ 28.0 | $ 29.6 | $ 36.0 | $ 21.1 | $ 12.9 | $ 4.5 |
| Diluted Weighted Average Shares Outstanding | 47.3 | 47.1 | 46.0 | 43.2 | 41.9 | 41.5 | 41.8 | 42.6 |
| Diluted Earnings per Share from Continuing Operations | $ 0.61 | $ 0.38 | $ 0.61 | $ 0.68 | $ 0.86 | $ 0.51 | $ 0.31 | $ 0.11 |
| Per share impact of adjustments to net income | $ 0.19 | $ 0.14 | $ 0.10 | $ 0.12 | $ (0.09) | $ 0.02 | $ (0.04) | $ 0.09 |
| Adjusted Diluted Earnings per Share from Continuing Operations | $ 0.80 | $ 0.52 | $ 0.71 | $ 0.80 | $ 0.77 | $ 0.53 | $ 0.27 | $ 0.20 |

(1) Legal and other costs for the year ended December 31, 2020 included (i) costs for certain litigation and related matters of $2.4 million, (ii) legal and advisory costs related to the Katapult and Flexiti transactions of $2.7 million, and (iii) severance costs for certain corporate employees of $0.5 million. Legal and other costs for the year ended December 31, 2019 include (i) $1.8 million due to eliminating 121 positions in North America in the first quarter, (ii) costs related to certain securities litigation and related matters of $2.5 million, (iii) legal and advisory costs of $0.3 million related to the repurchase of shares from FFL and (iv) $0.3 million of legal and advisory costs related to the purchase of Ad Astra.

(2) U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $1.2 million for other costs.

(3) The income from equity method investment for the year ended December 31, 2020 of $4.5 million includes our share of the estimated GAAP net loss or income of Katapult. We recognize our share of Katapult's income or loss on a two-month lag using the equity method of accounting with a corresponding adjustment to the carrying value of the investment. For the fourth quarter of 2020, we recognized 42.5% of Katapult's income or loss through October 31, 2020. For the year ended December 31, 2019, $6.3 million includes (a) our share of the estimated GAAP net loss of Katapult and (b) a $3.7 million market value adjustment recognized during the second quarter of 2019 as a result of an equity raising round from April through July of 2019 that implied a value per share less than the value per share raised in prior raises.

(4) The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period.

(5) The Company received a Notice of Adjustment from Canadian tax authority auditors in the second quarter 2020 related to the treatment of certain expenses in prior years for purposes of calculating the GST due.

(6) In the second quarter of 2020, a Texas court ruling related to the apportionment of income to the state for another company resulted in a change in estimate regarding the realization of a tax benefit previously taken. Accordingly, we recorded a $1.1 million liability for our estimated exposure related to this position. Also in the second quarter of 2020, we released a $4.6 million valuation allowance related to NOLs for certain entities in Canada.

(7) On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act ("CARES Act") was enacted by the U.S. Federal government in response to the COVID-19 pandemic. The CARES Act, among other things, allows NOLs incurred in 2018, 2019 and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. For the nine months ended September 30, 2020, we recorded an income tax benefit of $11.3 million related to the carryback of NOL from tax years 2018 and 2019.

(8) Cumulative tax effect of adjustments included in Reconciliation of Net income from continuing operations to EBITDA and Adjusted EBITDA table is calculated using the estimated incremental tax rate by country.

34

Canada Adjusted EBITDA Reconciliation 35 ($Millions) (1) For a description of legal and other costs, Canada GST and other adjustments used in the reconciliation to Adjusted EBITDA, refer to slide 33 . Canada Income Statement 2018 2019 2020 Revenue 191.9$ 228.3$ 208.9$ Provision for losses 73.0 76.4 58.6 Net revenue 118.9 151.8 150.2 Advertising costs 10.5 6.7 3.9 Non-advertising costs of providing services 67.8 69.5 68.2 Total cost of providing services 78.3 76.2 72.1 Gross margin 40.6 75.7 78.2 Corporate, district and other 19.6 21.9 22.7 Interest expense 4.0 10.4 9.3 Total operating expense 23.6 32.4 32.0 Segment operating income 17.0 43.3 46.2 Interest expense 4.0 10.4 9.3 Depreciation and amortization 4.5 4.8 4.5 EBITDA 25.5 58.6 60.0 Legal and other costs (1) 0.1 - - Canada GST (1) 2.2 Other adjustments (1) 0.3 0.3 0.7 Adjusted EBITDA 25.9$ 58.9$ 62.8$ Adjusted EBITDA Margin 13.5% 25.8% 30.1% For the year ended December 31,

Historical Gross Combined Loan Receivables and Adjusted ROAA Reconciliations 36 Note:Subtotals may not sum due to rounding. The above table summarizes Company-owned gross loans receivable, a GAAP balance sheet measure, and reconciles it to gross combined loans receivable, a non-GAAP measure including loans originated by third-party lenders through CSO programs, which are not included in our Condensed Consolidated Financial Statements but from which we earn revenue and for which we provide a guarantee to the lender. (in millions) Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Company-owned gross loans receivable $273.2 $413.2 $571.6 $665.8 $553.7 Gross loans receivable guaranteed by the Company 68.0 78.8 80.4 76.7 44.1 Gross combined loans receivable $341.2 $492.0 $652.0 $742.5 $597.8 (in millions) Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Total assets $727.4 $802.1 $884.8 $1,081.9 $1,183.0 Average assets 661.7 764.8 843.4 983.3 1,132.4 LTM Adjusted Net Income from Continuing Operations 74.5 86.8 92.3 130.1 74.3 LTM Adjusted ROAA 11.3% 11.3% 10.9% 13.2% 6.6% Period ending

CURO GROUP HOLDINGS CORP

# Core Operating Expense Reconciliation

($Millions)

| | Q1 2019 | Q2 2019 | Q3 2019 | Q4 2019 | Q1 2020 | Q2 2020 | Q3 2020 | Q4 2020 | QX 2021 (3) | 2019 | 2020 | 2021 (3) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Corporate, district and other | $ 49.1 | $ 35.3 | $ 38.7 | $ 37.1 | $ 42.8 | $ 36.8 | $ 36.7 | $ 43.6 | $ 44.1 | $ 160.1 | $ 159.9 | $ 176.4 |
| Less: | | | | | | | | | | | | |
| Depreciation and Amortization | 2.1 | 1.8 | 1.8 | 1.8 | 1.9 | 1.9 | 1.8 | 1.8 | 1.9 | 7.5 | 7.4 | 7.6 |
| Share-based compensation (1) | 2.2 | 2.6 | 2.8 | 2.7 | 3.2 | 3.3 | 3.4 | 3.0 | 3.2 | 10.3 | 12.9 | 12.8 |
| Legal and other (1) | 1.8 | - | 0.9 | 2.2 | 1.1 | 0.9 | 1.4 | 2.2 | - | 4.8 | 5.7 | - |
| U.K. related costs (1) | 7.8 | 0.7 | 0.3 | - | - | - | - | - | - | 8.8 | - | - |
| Canada GST Adjustment (1) | - | - | - | - | - | 2.2 | - | - | - | - | 2.2 | - |
| Add: | | | | | | | | | | | | |
| Reclass Ad Astra pre-acquisition (2) | 4.7 | 3.7 | 3.6 | 3.6 | - | - | - | - | - | 15.5 | - | - |
| Adjusted Corporate, district and other | $ 39.9 | $ 33.8 | $ 36.4 | $ 34.0 | $ 36.6 | $ 28.5 | $ 30.0 | $ 36.7 | $ 39.0 | $ 144.1 | $ 131.8 | $ 156.0 |
| | | | | | | | | | | | | |
| Non-advertising costs of providing services | $ 62.3 | $ 58.3 | $ 60.3 | $ 60.3 | $ 55.4 | $ 49.6 | $ 49.3 | $ 51.5 | $ 55.9 | $ 241.2 | $ 205.7 | $ 223.6 |
| Less: | | | | | | | | | | | | |
| Depreciation | 2.8 | 2.8 | 2.8 | 2.7 | 2.6 | 2.6 | 2.5 | 2.4 | 2.5 | 11.1 | 10.1 | 10.0 |
| Reclass Ad Astra pre-acquisition (2) | 4.7 | 3.7 | 3.6 | 3.6 | - | - | - | - | - | 15.5 | - | - |
| Adjusted Non-advertising costs of providing services | $ 54.8 | $ 51.8 | $ 54.0 | $ 54.0 | $ 52.7 | $ 47.0 | $ 46.7 | $ 49.1 | $ 53.4 | $ 214.6 | $ 195.5 | $ 213.6 |
| | | | | | | | | | | | | |
| Advertising | $ 7.8 | $ 12.8 | $ 16.4 | $ 16.4 | $ 12.2 | $ 5.8 | $ 14.4 | $ 12.2 | | 53.4 | 44.6 | |
| Adjusted Non-advertising costs of providing services | 54.8 | 51.8 | 54.0 | 54.0 | 52.7 | 47.0 | 46.7 | 49.1 | | 214.6 | 195.5 | |
| Adjusted Corporate, district and other | 39.9 | 33.8 | 36.4 | 34.0 | 36.6 | 28.5 | 30.0 | 36.7 | | 144.1 | 131.8 | |
| Total Core Costs | $ 102.5 | $ 98.4 | $ 106.8 | $ 104.4 | $ 101.5 | $ 81.3 | $ 91.2 | $ 97.9 | | $ 412.1 | $ 371.8 | |

(1) For a description of each addback, refer to slide 33.

(2) Prior to our acquisition of Ad Astra in January 2020, costs associated with this third party collection entity were classified within Non-advertising costs of providing services. Subsequent to acquisition, direct costs related to Ad Astra and are classified within Corporate, district and other, consistent with our internal collection costs.

(3) Expected 2021 average quarterly run rate; each quarter may contain some seasonality. Prior to acquisition of Flexiti.

37